Center Coast MLP & Infrastructure Fund Reminds
Investors of Key Dates for Rights Offering

Houston, Texas — March 31, 2015: Center Coast MLP & Infrastructure Fund (NYSE: CEN) (the “Fund”) is conducting a rights offering (the “Offer”) in which the Fund issued to its holders of common shares of beneficial interest, par value $0.01 (“Common Shares”) of record (“Record Date Common Shareholders”) as of March 20, 2015 (the “Record Date”), one transferable right (the “Rights”) for each Common Share held on the Record Date. Holders of Rights are able to purchase one new Common Share for every three Rights held (1 for 3).  Fractional Common Shares will not be issued; however, any Record Date Common Shareholder who is issued fewer than three Rights may subscribe, at the Subscription Price, for one full Common Share.  The Rights are transferable and are admitted for trading on the New York Stock Exchange (“NYSE”) under the ticker symbol “CEN RT” during the course of the Offer.

The subscription period will expire at 5:00 p.m., Eastern time, on April 17, 2015, unless extended by the Fund (the “Expiration Date”).  Rights may be exercised at any time during the subscription period.

Record Date Common Shareholders who do not wish to exercise any or all of the Rights issued to them pursuant to the Offer may instruct the Subscription Agent to try to sell any unexercised Rights through or to the Dealer Manager. Subscription certificates representing the Rights to be sold through or to the Dealer Manager must be received by the Subscription Agent by 5:00 p.m., Eastern time, on April 13, 2015 (or, if the subscription period is extended, by 5:00 p.m., Eastern time, on the fourth business day prior to the extended Expiration Date).

The subscription price per Common Share (the “Subscription Price”) will be determined on the Expiration Date, and will be equal to 90% of the average of the last reported sales price of a Common Share of the Fund on the NYSE on the Expiration Date and each of the four (4) immediately preceding trading days (the “Formula Price”).  If, however, the Formula Price is less than 80% of the Fund’s net asset value per Common Share at the close of trading on the NYSE on the Expiration Date, the Subscription Price will be 80% of the Fund’s net asset value per Common Share at the close of trading on the NYSE on the Expiration Date.

Record Date Common Shareholders who exercise all of their primary subscription Rights at the Subscription Price will be eligible for an over-subscription privilege entitling Record Date Common Shareholders to subscribe, subject to certain limitations and allotment, for any additional Common Shares not purchased pursuant to the primary subscription.

To exercise their Rights, Record Date Common Shareholders who hold their Common Shares through a nominee, such as a broker, bank, trust company or other intermediary, should contact such nominee to forward their instructions to either exercise or sell their Rights on their behalf.  Record Date Common Shareholders who do not hold Common Shares through a nominee should forward their instructions to either exercise or sell their Rights by completing the subscription certificate and delivering it to the subscription agent for the Offer, together with their payment, at one of the locations indicated on the subscription certificate or in the prospectus supplement.

The Offer is being made only by means of a prospectus supplement and accompanying prospectus

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This document is not an offer to sell any securities and is not soliciting an offer to buy any securities in any jurisdiction where the offer or sale is not permitted.  This document is not an offering, which can only be made by a prospectus.  Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing.  The Fund’s prospectus supplement and accompanying prospectus contains this and additional information about the Fund and additional information about the Offer, and should be read carefully before investing.  For further information regarding the Offer, or to obtain a prospectus supplement and the accompanying prospectus please contact the Fund’s Information Agent:

AST Fund Solutions

55 Challenger Road, Suite 201

Ridgefield Park, NJ 07660

(877) 478-5039

About Center Coast Capital Advisors, LP

Center Coast Capital Advisors, LP (“Center Coast”) serves as the Fund’s investment advisor and is responsible for the management of the Fund.  Center Coast is a registered investment advisor headquartered in Houston, Texas focused on energy infrastructure investments.  Center Coast combines the expertise of midstream and energy infrastructure operators and financial and investment professionals.  The Fund is managed by Dan Tutcher and Rob Chisholm, two master limited partnership (“MLP”) industry veterans that have owned, operated and invested in midstream energy assets for over 40 years.  As a former CEO of and manager with one of the largest MLPs, they have historically analyzed, operated or purchased a large number of the assets within the MLP sector.  As of December 31, 2014, Center Coast managed approximately $4.6 billion in assets under management.

About the Center Coast MLP & Infrastructure Fund

The Fund is a non-diversified closed-end management investment company.  The Fund’s investment objective is to provide a high level of total return with an emphasis on distributions to shareholders.  The “total return” sought by the Fund includes appreciation in the net asset value of the Fund’s common shares and all distributions made by the Fund to its common shareholders, regardless of the tax characterization of such distributions, including distributions characterized as return of capital.  The Fund seeks to achieve its investment objective by investing primarily in a portfolio of MLPs and energy infrastructure companies.  Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (net assets plus any assets attributable to financial leverage) in securities of MLPs and energy infrastructure companies.  The Fund may invest up to 20% of its Managed Assets in unregistered or restricted securities, including securities issued by private companies.  The Fund utilizes leverage as part of its investment strategy.  There is no assurance that the Fund will achieve its investment objective.

In general, a portion of the distributions paid by the Fund may constitute a return of capital to shareholders, rather than a dividend, to the extent such distributions exceed the Fund’s current and accumulated earnings and profits.  The portion of any distribution treated as a return of capital will not be subject to tax currently, but will result in a corresponding reduction in a shareholder’s basis in Fund shares and in the shareholder’s recognizing more gain or less loss (that is, will result in an increase of a shareholder’s tax liability) when the shareholder later sells Fund shares.  Distributions in excess of a shareholders’ adjusted tax basis in its shares are generally treated as capital gains.  The Fund’s distribution rate will vary based upon the distributions received from underlying investments.  The Fund can make no assurance as to what percentage of the distributions paid on the shares will consist of tax-deferred return of capital.

Website: www.centercoastcap.com/cen